                                                                   Exhibit 10.04


                                 THIRD AMENDMENT

                                       To

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                           MBIA INSURANCE CORPORATION
                                     (MBIA)

                           THE BANKS SIGNATORY HERETO

                               RABOBANK NEDERLAND
                                 New York Branch
                             as Administrative Agent

                                       and

                                DEUTSCHE BANK AG
                                 New York Branch
                             as Documentation Agent

                          Dated as of October 27, 2000

                                 THIRD AMENDMENT

         THIS THIRD AMENDMENT, dated as of October 27, 2000 (this "Amendment"), between MBIA INSURANCE CORPORATION, a New York stock insurance corporation ("MBIA" the financial institutions which have executed this Amendment below as Banks (as defined below), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK B.A. "RABOBANK NEDERLAND", New York Branch ("Rabobank"), as Administrative Agent for the Banks (in such capacity, the "Administrative Agent") and individually as a Bank, and DEUTSCHE BANK AG, New York Branch, as Documentation Agent for the Banks (in such capacity, together with the Administrative Agent, the "Agents") and individually as a Bank;

         WHEREAS, the parties hereto are parties to the Second Amended and Restated Credit Agreement, dated as of October 1, 1997, as amended by the First Amendment thereto dated as of October 1, 1998, the Second Amendment thereto dated as of October 29, 1999 and as further modified by certain Assignment and Assumption Agreements (as defined therein) (as so amended and modified, the "Credit Agreement"); and

         WHEREAS, the parties hereto desire, upon the terms and subject to the conditions hereinafter set forth, to extend the Expiration Date (as defined below) and to otherwise modify the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE 1.

                         MODIFICATIONS TO LOAN DOCUMENTS

Section 1.1. Defined Terms. Except as otherwise specified herein, terms used in this Amendment and defined in Exhibit A of the Credit Agreement shall have the meanings provided in such Exhibit A.

Section 1.2. Amendment (a) The definition of the term "Expiration Date" contained in Exhibit A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"'Expiration Date' shall mean the date on which the night to obtain Loans terminates, initially October 31, 2007, as such date may be extended pursuant to
Section 3.3."

(b) The definition of the term "Loan Commencement Event" contained in Exhibit A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

"Loan Commencement Event" shall mean the time at which Cumulative Losses for the current Commitment Period first exceed the aggregate Pledged Recoveries received by MBIA during the current Commitment Period by an amount equal to the greater of (a) the highest Maximum Commitment at any time during the such Commitment Period and (b) five and six-tenths percent (5.6%) of Average Annual Debt Service on the Covered Portfolio."

Section 1.3. Commitments. The aggregate Commitments of the Banks are hereby amended so that, from and after October 27, 2000 until the termination or further modification thereof as provided in the Credit Agreement, such Commitments shall be as set forth on Schedule 1 to this Amendment.

Section 1.4. Amendment to Security Agreement. Each Bank and the Administrative Agent hereby consent to an amendment to the Security Agreement which will provide that the definition of the term "Special Event of Default" contained therein be amended and restated to read in its entirety as follows:

"Special Event of Default" means any of (i) any Event of Default described in clause (i) of paragraph (a) of Section 7.1 of the Credit Agreement in respect of principal of or interest on the Loans or the Notes, (ii) any MBIA Event of insolvency, or (iii) If MBIA shall have incurred Cumulative Losses during the current Commitment Period of more than the greater of (A) 50% of the highest Maximum Commitment at any time during, the current Commitment Period (or, if the last Commitment Period has expired, at any time during such Commitment Period), and (B) 2.8% of Average Annual Debt Service on the Covered Portfolio, any failure of MBIA to perform or observe the covenant contained in Section 6.8 of the Credit Agreement."

                                   ARTICLE 2.

                              CONDITIONS PRECEDENT

Section 2. 1. Conditions Precedent to Amendment Effective Date. The provisions of Article 1 hereof shall become effective as of October 27, 2000 when this Amendment shall have been executed and delivered by MBIA, each Agent and consented to by each Bank and when the following conditions have been fulfilled to the reasonable satisfaction of the Agents. If such conditions shall not have been satisfied on or prior to November 17, 2000, the provisions of Article 1 shall not be given effect unless otherwise consented to by the Agents and the Majority Banks, but otherwise this Amendment shall remain in full force and effect.

(a) There shall exist no Default or Event of Default, and all representations and warranties made by MBIA herein or in any of the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made at and as of such time.

(b) The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(i) a certificate of any two of the President, Vice Chairman, Managing Director, any Vice President or the Treasurer of MBIA to the effect that the conditions set forth in Section 2.1(a) hereof have been satisfied and that no governmental filings, consents and approvals are necessary to be secured by MBIA in order to permit the borrowing under the Credit Agreement, as modified hereby, the grant of the Lien under the Security Agreement and the execution, delivery and performance in accordance with their respective terms of this Amendment and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby, each of which shall be in full force and effect;

(ii) copies of the duly adopted resolutions of the Board of Directors of MBIA, or an authorized committee thereof, authorizing the execution, delivery and performance in accordance with their respective terms of this Amendment and the other documents to be executed and delivered by MBIA described herein (collectively, the "Amendment Documents"), accompanied by a certificate of the Secretary or an Assistant Secretary of MBIA stating as to (A) the effect that such resolutions are in full force and effect, (B) the incumbency and signatures of the officers signing the Amendment Documents on behalf of MBIA, and (C) the effect that, from and after October 29, 1999, there has been no amendment, modification or revocation of the articles of incorporation or by-laws of MBIA;

(iii) opinions of the General Counsel of MBIA and Kutak Rock, MBIA's counsel, each dated October 27, 2000, which are substantially to the effect set forth in the forms attached hereto as, respectively, Exhibits A and B; and

(iv) such other documents, instruments, approvals (and, if reasonably requested by the Administrative Agent or the Majority Banks, duplicates or executed copies thereof certified by an appropriate governmental official or an authorized officer of MBIA) or opinions as the Administrative Agent or the Majority Banks may reasonably request.

(c) The Administrative Agent shall have received reasonably satisfactory evidence that long-term obligations insured by MBIA are publicly assigned a rating of Aaa by Moody's and AAA, by S&P by reason of such insurance.

(d) Each Bank which is becoming a party to the Credit Agreement or which is increasing its Commitment shall have received a Note or an additional Note dated as of October 27, 2000, in a principal amount equal to the amount of its Commitment or of the increase in its Commitment, as applicable.

(e) The Security Agreement shall have been amended as contemplated by Section
1.4 hereof.

(f) The currently effective Fronting Bank Supplements and related Fronting Bank Notes and fee letters shall have been modified in a manner satisfactory to MBIA, the Administrative Agent and each Fronting Bank affected by such modifications.

(g) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Amendment and the Loan Documents shall be satisfactory in form and substance to the Administrative Agent and its counsel.

         Section 2.2. Certificate as to Effective Date. A certificate of the Agents delivered to MBIA stating that the provisions of Article 1 shall have become effective shall be conclusive evidence thereof and shall be binding on MBIA, each Agent and each Bank. In delivering such certificate, and without limiting the general application of Section 8.8 or other provisions of Article 8 of the Credit Agreement to the actions of the Agents hereunder, the Agents shall be entitled to rely conclusively on the certificate of officers of MBIA delivered pursuant to Section 2. 1(b)(i) as to the satisfaction of the conditions set forth in Section 2.1(a).

                                   ARTICLE 3.

                         REPRESENTATIONS AND WARRANTIES

In order to induce the Agents and the Banks to enter into this Amendment and proceed with the transaction contemplated hereby, MBIA makes the following representations and warranties to the Agents and the Banks, which shall survive the execution and delivery of this Amendment and the making of any Loans:

Section 3.1. Due Authorization. Etc. The execution, delivery and performance by MBIA of the Amendment Documents and the Loan Documents as amended thereby are within its corporate powers, have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of any law, rule, regulation (including, without limitation, the New York Insurance Law, the Investment Company Act of 1940, as amended, or Regulations T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of corporate charter or by-laws of MBIA, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected, or (iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses (ii) and
(iii), breaches, defaults or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any Loan Document.

Section 3.2. Approvals. No consent, approval or other action by, or any notice to or filing with any court or administrative or governmental body is or will be necessary for the valid execution, delivery or performance by MBIA of the Amendment Documents or the Loan Documents as amended thereby.

Section 3.3. Enforceability. Each Amendment Document and each Loan Document as amended thereby constitutes a legal, valid and binding obligation of MBIA, enforceable against MBIA in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, whether such matter is heard in a right court of law or a court of equity.

Section 3.4. Financial Statements. etc. (a) MBIA has heretofore furnished to the Agents (i) the audited consolidated and unaudited consolidating balance sheets of MBIA Inc. and its subsidiaries at December 31, 1999, the related audited consolidated statements of income, changes in stockholders' equity and financial position or cash flows, as the case may be, and unaudited consolidating statements of income for the year ended December 31, 1999, and (ii) the unaudited consolidated and consolidating balance sheets of MBIA Inc. and its subsidiaries as of March 31 and June 30, 2000, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the three months ended March 31, 2000, the six months ended June 30, 2000. Such financial statements were prepared in accordance with generally accepted accounting principles consistently applied and present fairly the consolidated financial position and consolidated results of operations and cash flows of MBIA Inc. and its subsidiaries and the financial position and results of operations and cash flows of MBIA at the dates and for the periods indicated therein. There has been no material adverse change in the consolidated financial position or consolidated results of operations or cash flows of MBIA Inc. and its subsidiaries taken as a whole or of MBIA since June 30, 2000.

          (b) MBIA has heretofore furnished to the Agents its annual statements and its financial statements as filed with the Department for the year ended December 31, 1999 and its quarterly statements and financial statements as filed with the Department for the periods ended March 31, 2000 and June 30, 2000. Such annual and quarterly statements and financial statements were prepared in accordance with the statutory accounting principles set forth in the New York Insurance Law, all of the assets described therein were the absolute property of MBIA at the dates set forth therein, free and clear of any liens or claims thereon, except as therein stated, and each such Annual Statement is a full and true statement of all the assets and liabilities and of the condition and affairs of MBIA as of such dates and of its income and deductions therefrom for the year or quarter ended on such dates.

c) MBIA has heretofore furnished to the Agents a copy of the annual report on Form 10-K of MBIA Inc. for the fiscal year ended December 31, 1999, its quarterly reports on Form 10-Q of MBIA Inc. for each of the quarters ended March 31, 2000 and June 30, 2000 and each current report on Form 8-K filed by MBIA Inc. on or after January 1, 2000, each as filed with the Securities and Exchange Commission. Such annual quarterly and current reports were prepared in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 3.5. Covered Portfolio. Substantially all of the Insured Obligations in the Covered Portfolio are insured by MBIA under Insurance Contracts in the form or forms heretofore supplied to the Agents in accordance with MBIA's underwriting criteria as heretofore disclosed to the Agents, and in MBIA's reasonable judgment such Insured Obligations represent an overall risk of loss (based on all factors including without limitation investment quality and geographical and market diversification) which is not materially greater than the risk of loss represented by all of MBIA's Insured Obligations as of the date hereof.

Section 3.6. Confirmation of Representations and Warranties. MBIA hereby confirms that its representations and warranties set forth in the Credit Agreement are true and correct as of the date hereof.

Section 3.7. Disclosure. There is no fact known to MBIA which materially adversely affects the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any Amendment Document or any Loan Document as amended.

thereby which has not been set forth in this Amendment, in the financial statements or reports required to be delivered pursuant to Section 3.4 hereof.

                                   ARTICLE 4.

                                  MISCELLANEOUS

Section 4.1. Credit Agreement. Except as expressly modified as contemplated hereby, the Credit Agreement and the other Loan Documents are hereby confirmed to be in full force and effect in accordance with their respective terms. This Amendment is intended by the parties to constitute an amendment and modification to, and otherwise to constitute a continuation of the Credit Agreement and the Loan Documents, and is not intended by any party and shall not be construed to constitute a novation thereof or of any Debt of MBIA hereunder.

Section 4.2. Survival. All covenants, agreements, representations and warranties made herein or in any Loan Document or in any certificate, document or instrument delivered pursuant hereto or thereto shall survive the effective date hereof, the making of any Loan and the occurrence of the Expiration Date and shall continue in full force and effect so long as principal of or interest on any Loan, Note or Fronting Bank Note remains outstanding or unpaid, any other amount payable by MBIA under the Credit Agreement as amended hereby, any Note, Fronting Bank Note or any other Loan Document remains unpaid or any other obligation of MBIA to perform any other act hereunder or under the Credit Agreement as amended hereby, any Note, Fronting Bank Note or any other Loan Document remains unsatisfied or the Banks have any obligation to make a Loan or any other advance of moneys to MBIA under the Credit Agreement as amended hereby.

Section 4.3. Severability. Any provision of this Amendment which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating, the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

Section 4.4. Successors and Assigns. This Amendment is a continuing obligation and binds, and the benefits hereof shall inure to, the parties hereto and their respective successors and assigns; provided that MBIA may not transfer or assign any or all of its rights or obligations hereunder except as permitted by Section
10.8 of the Credit Agreement.

Section 4.5. Amendments. No provision of this Amendment shall be waived, amended or supplemented except as provided in Section 10.12 of the Credit Agreement.

Section 4.6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 4.7. Headings. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

Section 4.8. Counterparts. This Amendment may be executed in several counterparts each of which shall be regarded as the original and all of which shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                      MBIA INSURANCE CORPORATION



                                      By /s/ Joseph L. Sevely
                                         --------------------------------------
                                      Name:        Joseph L. Sevely
                                      Title:       Treasurer

                                       COOPERATIEVE CENTRALE RAIFFEISEN
                                       BOERENILEENBANK B.A. "RABOBANK
                                       NEDERLAND", New York Branch, as
                                       Administrative Agent and as a Bank

                                      By /s/ Ian Reece
                                         --------------------------------------
                                      Name: Ian Reece
                                      Title: Senior Credit Officer

                                      By /s/ Angela R. Reilly
                                         --------------------------------------
                                      Name: Angela R. Reilly
                                      Title: Vice President

                                       DEUTSCHE BANK AG, New York Branch,
                                       as Documentation Agent and as a Bank

                                      By /s/ John S. McGill
                                         --------------------------------------
                                      Name:        John S. McGill
                                      Title:       Director

                                      By  /s/ Clinton M. Johnson
                                         --------------------------------------
                                      Name:        Clinton M. Johnson
                                      Title:       Managing Director

                                                              SCHEDULE 1
                                                              TO THIRD AMENDMENT

                        BANKS, ADDRESSES AND COMMITMENTS

Name and Notice Address of Bank                                 Commitment
Banco Santander Central Hispano S.A.,                         $ 18,596,491
New York Branch
45 East 53rd Street
New York, NY 10022
Attn: Victoria Moreno

The Bank of America, N.A.                                     $ 50,000,000
901 Main Street, 66th Floor
Dallas, Texas 75202
Attn: Joan D'Amico

The Bank of New York                                          $ 37,192,982
Insurance Division
1 Wall Street, 17th Floor
New York, NY 10286
Attn: Evan Glass

The Bank of Nova Scotia                                       $ 23,245,614
One Liberty Plaza
New York, NY 10006
Attn: David Schwartzbard

Bayerische Landesbank Girozentrale,                           $ 50,000,000
New York Branch
560 Lexington Avenue, 17th Floor
New York, NY 10022
Attn: Roberto Albano

Commonwealth Bank of Australia,                               $ 23,245,615
New York Branch
599 Lexington Avenue
New York, NY 10022
Attn: Randy Kase

Name and Notice Address of Bank                                Commitment
Credit Suisse First Boston,                                   $ 75,000,000
New York Branch
Eleven Madison Avenue
New York, NY 10010-3629
Attn: James Lee

The Chase Manhattan Bank                                      $ 23,245,614
270 Park Avenue, 201h Floor
New York, NY 10017
Attn: Marybeth Mullen

Dexia Public Finance Bank, New York Branch                    $  9,298,246
f/k/a Credit Local de France, New York Branch
445 Park Avenue
New York, NY 10022
Attn: James Beck

Deutsche Bank AG, New York Branch                             $ 75,000,000
Deutsche Bank Securities Inc.
31 West 52nd Street
New York, NY 10019
Attn: John McGill

DGZ DekaBank Deutsche Kommunalbank                            $ 35,000,000
International Finance Department
Taunusanlage 10
D-60329 Frankfurt am Main
GERMANY
Attn: Stephan Wagner

Fleet National Bank                                           $ 25,000,000
777 Main Street, CT-MO 0250
Hartford, CT 06115
Attn: Jan-Gee McCollam

Bayerische Hypo-und Vereinsbank AG,                           $ 46,491,228
New York Branch
150 East 42nd Street
New York, NY 10017-4679
Attn: David Lefkovits

Name and Notice Address of Bank                                     Commitment
KBC Bank N.V.                                                     $ 18,596,491
125 West 55th Street
New York, NY 10019
Attn: Patrick Owens

Landesbank Hessen-Thuringen Girozentrale,                         $ 50,000,000
New York Branch
420 Fifth Avenue, 24th Floor
New York, NY 10018
Attn: John Sarno

Landesbank Baden Wurttemberg                                      $100,000,000
535 Madison Avenue
New York, NY 10022
Attn: Robert O'Brien

Lloyds TSB Bank Plc                                               $ 46,491,228
575 Fifth Avenue, 17th Floor
New York, NY 10017
Attn: Michelle White

Norddeutsche Landesbank Girozentrale,                             $ 18,596,491
New York Branch
1114 Avenue of the Americas, 37th Floor
New York, NY 10036
Attn: Stephanie Finnen

Westdeutsche Landesbank Girozentrale                              $ 50,000,000
New York Branch
1211 Avenue of the Americas
New York, NY 10036
Attn: Lillian Tung Lum, VP

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.              $125,000,000
"Rabobank Nederland", New York Branch
245 Park Avenue, 37th Floor
New York, NY 10167
Attn: Angela R. Reilly
                                                            TOTAL $900,000,000

                                                              EXHIBIT A
                                                              TO THIRD AMENDMENT

                   Form of Opinion of General Counsel of MBIA

                                     [date]

Each of the Banks which are
parties to the Credit Agreement
referred to herein
c/o Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
("Rabobank Nederland"), New York Branch
as Administrative Agent
245 Park Avenue
New York, New York 10167-0062

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
("Rabobank Nederland"), New York Branch, as Administrative Agent
245 Park Avenue
New York, New York 10167-0062

Deutsche Bank AG, New York Branch,
as Documentation Agent
1 West 52nd Street
New York, NY 10019

Re: Third Amendment, dated as of October 27, 2000, to Second Amended and Restated Credit Agreement dated as of October 1, 1997, with MBIA Insurance Corporation

Ladies and Gentlemen:

I am General Counsel of MBIA Insurance Corporation, a New York stock insurance corporation ("MBIA"). This opinion is being given in connection with Third Amendment, dated as of October 27, 2000 (the "Amendment"), to the Second Amended and Restated Credit Agreement dated as of October 1, 1997, as heretofore amended (as amended by the Amendment, the "Credit Agreement") among MBIA, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Rabobank Nederland), New York Branch, as a Bank and as Administrative Agent, Deutsche Bank AG, New York Branch, as a Bank and as Documentation Agent, and the other Banks signatory thereto. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Credit Agreement.

As General Counsel to MBIA, I am familiar with its Restated Charter and its By-Laws, as amended to date, and I have responsibility for supervision of MBIA's insurance regulatory compliance. I have examined such certificates of public officials, such certificates of officers of

MBIA and copies certified to my satisfaction of such corporate documents and records of MBIA and of such other papers as I have deemed relevant and necessary for the opinions set forth below. In all such examinations, I have assumed the genuineness of all signatures, the authority to sign and the authenticity of all documents submitted to me as originals. I have also assumed the conformity with the originals of all documents submitted to me as copies. I have relied upon certificates of public officials and of officers of MBIA with respect to the accuracy of factual matters contained therein which were not independently established.

Based upon the foregoing, it is my opinion that:

1. MBIA is a stock insurance corporation duly incorporated and validly existing in good standing under the laws of the State of New York and has the corporate power and all requisite licenses and franchises required to carry on its insurance and other business, as now being conducted in the State of New York and in each other jurisdiction where the nature of the business transacted by it makes such qualification necessary, except any jurisdiction other than the State of New York where failure to so qualify would not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under the Amendment, the Credit Agreement and the additional Notes dated October 27, 2000 being issued to certain parties (the "Transaction Documents").

2. The execution, delivery and performance of the Transaction Documents are within the corporate powers of MBIA, have been duly authorized by all necessary corporate powers of MBIA, have been duly authorized by all necessary corporate action and do not (i) violate any provision of the Restated Charter of By-Laws of MBIA, (ii) violate any provision of law, rule, regulation (including without limitation, the New York insurance Law, the Investment Company Act of 1940, as amended, or Regulations T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA the violation of which would affect the validity or enforceability of any of the Transaction Documents or the ability of MBIA to perform its obligations under the Transaction Documents, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected or (iv) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses (iii) and (iv), breaches, defaults or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under the Transaction Documents.

3. To the best of my knowledge, no consent, approval or other action by, or any notice to or filing with, any court or administrative or governmental body is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents.

4. To the best of my knowledge, there is no action, suit, proceeding or investigation before or by any court, arbitrator or administrative or governmental body pending or threatened against MBIA, wherein an adverse decision, ruling or finding would materially and adversely affect (i) the business, assets, operations or financial condition of MBIA, (ii) the transactions contemplated by the Credit Agreement or (iii) the validity or enforceability of the Transaction Documents.

5. To the best of my knowledge, MBIA is not in violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the Restated Charter or By-Laws of MBIA, or in default under any material indenture, agreement, lease or instrument to which it is a party or by which it or any of its properties may be subject or bound, where such violation or default may result in a material adverse effect on the business, assets, operations or financial condition of MBIA or on its ability to perform its obligations under the Transaction Documents.

6. To the best of my knowledge, MBIA is in compliance with the New York Insurance Law and the regulations of the Department thereunder and with all other applicable federal, state and other laws, rules and regulations relating to its insurance and other business, except with respect to failures, if any, to comply which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any of the Transaction Documents.

7. All of the issued and outstanding capital stock of MBIA is owned beneficially and of record by MBIA Inc., subject to no Liens. There are no options or similar rights of any Person to acquire any such capital stock or any other capital stock of MBIA.

This opinion is being furnished to you and your participants in connection with the execution of the Credit Agreement, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without my express written consent.

                                              Very truly yours,

                                              [General Counsel]

                                                              EXHIBIT B
                                                              TO THIRD AMENDMENT

                          Form of Opinion of Kutak Rock

                                     [date]

Each of the Banks which are
parties to the Credit Agreement
referred to herein
c/o Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
("Rabobank Nederland"), New York Branch
as Administrative Agent
245 Park Avenue
New York, New York 10167-0062

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
("Rabobank Nederland"), New York Branch, as Administrative Agent
245 Park Avenue
New York, New York 10167-0062

Deutsche Bank AG, New York Branch,
as Documentation Agent
1 West 52nd Street
New York, NY 10019

Re: Third Amendment, dated as of October 27, 2000, to Second Amended and Restated Credit Agreement dated as of October 1, 1997, with MBIA Insurance Corporation

Ladies and Gentlemen:

         This opinion is furnished to you in connection with the Third Amendment, dated as of October 27, 2000 (the "Amendment"), to the Second Amended and Restated Credit Agreement dated as of October 1, 1997, as heretofore amended (as amended by the Amendment, the "Credit Agreement") among MBIA, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Rabobank Nederland), New York Branch, as a Bank and as Administrative Agent, Deutsche Bank AG, New York Branch, as a Bank and as Documentation Agent, and the other Banks signatory thereto. All capitalized terms used herein and not otherwise defined have the meanings assigned thereto in the Credit Agreement. As used herein, "Transaction Documents" means the Amendment, the Credit Agreement and the additional Notes dated October 27, 2000 being issued to certain parties.
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         We have acted as special counsel to MBIA in connection with the execution and delivery of the Transaction Documents. In this connection, we have examined the Transaction Documents and such certificates of public officials, such certificates of officers of MBIA, and copies certified to our satisfaction of such corporate documents and records of MBIA, and such other documents as we have deemed necessary or appropriate for the opinions set forth below. We have relied upon such certificates of public officials and of officers of MBIA with respect to the accuracy of factual matters contained therein which were not independently established.

         We have also assumed (i) the due execution and delivery, pursuant to due authorization, of each document referred to in the immediately preceding paragraph by all parties other than MBIA to such document, (ii) the authenticity of all such documents submitted to us as originals, (iii) the genuineness of all signatures and (iv) the conformity to the originals of all such documents submitted to us as copies.

         Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the opinion that:

1. MBIA is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York, and is licensed and authorized to carry on its business under the laws of the State of New York.

2. Each Transaction Document has been duly executed and is a valid and binding obligation of MBIA enforceable in accordance with its terms, except that such enforceability may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and the enforceability as to rights to indemnity thereunder as may be subject to limitations of public policy.

3. The execution, delivery and performance of the Transaction Documents do not
(a) violate any provision of the Restated Charter or Bylaws of MBIA or (b) violate any provision of law (including without limitation the New York Insurance Law or the Investment Company Act of 1940, as amended) or, to the best of our knowledge, any rule or regulation (including without limitation Regulation T, U or X of the Board of Governors of the Federal Reserve System) presently in effect having applicability to MBIA the violation of which would
(i) affect the validity or enforceability of any Transaction Document or the ability of MBIA to perform its obligations thereunder, (ii) adversely affect the Banks or their rights under any Transaction Document or (iii) materially adversely affect the business, assets, operations or financial condition of MBIA.

4. To the best of our knowledge, no consent, approval or other action by or any notice to or filing with any court or administrative or governmental body is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents. No consent, approval or other action by or any notice to or filing with the Department is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents.

5. Except with respect to MBIA's obligations to pay the principal of and interest on the Loans, the obligations of MBIA under the Transaction Documents will rank, under the New York Insurance Law, at least pari passu in priority of payment with all other unsecured.


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
obligations of MBIA, including without limitation MBIA's obligation to pay claims under Insurance Contracts under the New York Insurance Law, subject, however, to statutory priorities granted to certain claims under Sections 7426 and 7435 of the New York Insurance Law.

6. The effectiveness of the Transaction Documents does not adversely affect the opinions set forth in paragraphs 6 and 7 of our opinion dated October 1, 1997, delivered in connection with the Second Amended and Restated Credit Agreement, dated as of such date, with respect to the Security Interest (as defined in such opinion) and the collateral assignment of Collateral referred to therein. No filings under the UCC are required to perfect or to continue the perfection of the Security Interest (except for the financing statements described in our October 1, 1997 opinion and subject to the matters described in the paragraph following paragraph 7 of such opinion) in favor of the Collateral Agent for the benefit of the Banks in all of MBIA's right, title and interest in and to the Collateral, to the extent that the Security Interest can be perfected by the filing of financing statements under the UCC.

         In rendering the opinions expressed herein, we express no opinion as to the laws of any jurisdiction other than the State of New York and the federal laws of the United States of America.

This opinion is being furnished to you and your participants solely in connection with the execution of the Amendment, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without our express written consent.

Very truly yours,


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